UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2016

Simlatus Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’ s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Information

Effective as of September 8, 2016, the Board of Directors of the Company finalized an agreement with Direct Capital Group Inc., to extinguish the following notes in total value of $891,000.00.  Upon further evaluation of the Notes which had been previously extinguished in exchange for Oil Assets held in the former Grid Petroleum Corp., it was determined by the Company, Simlatus Corporation, acknowledged and agreed to by Direct Capital Group, that exchanging the oil and mining exploration assets for the outstanding Notes should have included the Notes listed below, which were erroneously eliminated from the list of Notes exchanged for those Assets.

The Board of Directors, on behalf of the Company, and Direct Capital entered into an agreement on September 8, 2016, mutually agreeing upon the extinguishing of the Notes listed below and inclusion of compensation for the return of the oil and mining exploration Assets to Direct Capital.

Note Holder	Note Ref. Number	Original Date	Maturity Date	Original Amount	Original Interest Rate	Current Principal	Current Interest 3/31/2016

Direct Capital Group Inc	2	10/01/13	4/1/2014	$384,000.00	6%	$242,885.00	$45,678.57

Direct Capital Group Inc	11	09/03/13	4/1/2014	$11,000.00	8%	$11,000.00	$8,125.00

Direct Capital Group Inc	6	06/30/15	12/30/2015	$240,000.00	8%	$240,000.00	$22,843.00

Direct Capital Group Inc	7	09/30/15	3/31/2016	$240,000.00	8%	$240,000.00	$10,416.44

Direct Capital Group Inc	17	3/31/14	10/1/2014	$16,000.00	8%	$16,000.00	$8,304.00

Total				$891,000.00		$749,885.00	$95,367.01

ITEM 9.0 Financial Statements and Exhibits

INDEX TO EXHIBITS

EXHIBIT NO.

DESCRIPTION

10.1

Board Resolution and Exhibits dated September 8, 2016

10.2

Agreement between SIML and Direct Capital Group Inc. dated September 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2016

Simlatus Corporation

By: /s/Gary B. Tilden

Gary B. Tilden, CEO and Secretary

EXHIBIT 10.1

CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS

OF

SIMLATUS CORPORATION

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held via teleconference at 175 Joerschke Dr., Suite A, Grass Valley, CA 95945 on September 8, 2016.

The Members of the Board of Directors who were present for this meeting, all of whom took active part therein were:

Mike Schatz

Gary Tilden

Robert Stillwaugh

WHEREAS, and upon further evaluation of certain Notes which had previously been extinguished, in exchange for oil and mining exploration assets (“Assets”) held in the former Grid Petroleum Corp., it was determined by the Company, Simlatus Corporation, acknowledged and agreed to by Direct Capital Group, that exchanging the oil and mining exploration assets for the outstanding Notes should have included the Notes listed below, which were erroneously eliminated from the list of Notes exchanged for those Assets.

Note Holder	Note Ref. Number	Original Date	Maturity Date	Original Amount	Original Interest Rate	Current Principal	Current Interest 3/31/2016

Direct Capital Group Inc	2	10/01/13	4/1/2014	$384,000.00	6%	$242,885.00	$45,678.57

Direct Capital Group Inc	11	09/03/13	4/1/2014	$11,000.00	8%	$11,000.00	$8,125.00

Direct Capital Group Inc	6	06/30/15	12/30/2015	$240,000.00	8%	$240,000.00	$22,843.00

Direct Capital Group Inc	7	09/30/15	3/31/2016	$240,000.00	8%	$240,000.00	$10,416.44

Direct Capital Group Inc	17	3/31/14	10/1/2014	$16,000.00	8%	$16,000.00	$8,304.00

Total				$891,000.00		$749,885.00	$95,367.01

NOW, THEREFORE, BE IT:

RESOLVED, that the Board of Directors, on behalf of the Company, and Direct Capital entered into an agreement on September 8, 2016, mutually agreeing upon the extinguishing of the Notes listed above as inclusion of compensation for the return of the oil and mining exploration Assets to Direct Capital.

The undersigned, do hereby certify that we are members of the Board of Directors of the Corporation; that the attached is a true and correct copy of resolution duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with its by-laws of the State of Nevada, as transcribed by us from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, We, have hereunto set our hands as Chief Executive Officer and Members of the Board of Directors of the Corporation.

Acknowledged by:

/s/ Gary B. Tilden

09-08-2016

Gary B. Tilden,, CEO

Date

/s/ Mike Schatz

09-08-2016

Mike Schatz, COO

Date

/s/ Robert Stillwaugh

09-08-2016

Robert L Stillwaugh, Chairman

Date

EXHIBIT 10.2 (EXHIBIT A)

DIRECT CAPITAL GROUP INC

1401 CAMINO DEL MAR

DEL MAR CA 92014

September 8, 2016

Gary Tilden, CEO

Simlatus Corporation

175 Joerschke Dr., Suite A

Grass Valley, CA 95945

Dear Mr. Tilden:

Direct Capital Group Inc. agrees that the following notes between Direct Capital Group, Inc. and Simlatus Corporation (Formerly Grid Petroleum Corporation) be cancelled effective immediately, in exchange for Oil Assets from Grid Petroleum Corp.

Note Holder	Note Ref. Number	Original Date	Maturity Date	Original Amount	Original Interest Rate	Current Principal	Current Interest 3/31/2016

Direct Capital Group Inc	2	10/01/13	4/1/2014	$384,000.00	6%	$242,885.00	$45,678.57

Direct Capital Group Inc	11	09/03/13	4/1/2014	$11,000.00	8%	$11,000.00	$8,125.00

Direct Capital Group Inc	6	06/30/15	12/30/2015	$240,000.00	8%	$240,000.00	$22,843.00

Direct Capital Group Inc	7	09/30/15	3/31/2016	$240,000.00	8%	$240,000.00	$10,416.44

Direct Capital Group Inc	17	3/31/14	10/1/2014	$16,000.00	8%	$16,000.00	$8,304.00

Total				$891,000.00		$749,885.00	$95,367.01

Regards,

 /s/ Jon Fullenkamp

Jon Fullenkamp

President

Direct Capital Group Inc